SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 31, 2000


                             TOMPKINS TRUSTCO, INC.
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             (Exact name of registrant as specified in its charter)



     NEW YORK                       1-12709                    16-1482357
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  (State or other          (Commission File Number)           (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



THE COMMONS, PO BOX 460, ITHACA, NY                              14851
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (607) 273-3210
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                                 NOT APPLICABLE
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On August 31, 2000, Tompkins Trustco, Inc. ("Tompkins") completed the acquisition of the approximate 30% interest in The Mahopac National Bank ("Mahopac") owned by various members of the Spain family in a stock-for-stock transaction. In connection with the acquisition Tompkins issued 415,000 shares of common stock. The purchase brings Tompkins' total ownership interest in Mahopac to approximately 99.7%.

         Tompkins previously acquired a 70% interest in Mahopac when it merged with Letchworth Independent Bancshares Corporation ("Letchworth") on December 31, 1999. Letchworth had purchased the Mahopac interest in June of 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Not applicable.

      (b) Not applicable.

      (c) Not applicable.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TOMPKINS TRUSTCO, INC.


Date:  September 12, 2000              By: /s/ JAMES J. BYRNES
                                           -------------------

                                       James J. Byrnes
                                       Chairman and
                                       Chief Executive Officer